UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 21, 2017	333-132456
Date of Report (Date of earliest event reported)	Commission File Number

SECURITY DEVICES INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	71-1050654
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

9325 Puckett Road Perry, FL 32348
(Address of Principal Executive Offices) (Zip Code)

(905)-582-6402

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Event

On August 21, 2017, Security Devices International Inc. (“SDI”) issued a press release announcing the appointment of Don Levantin to the board of directors as an independent member.

SDI Appoints Don Levantin to the Board of Directors

Perry, Florida – August 21, 2017 (TSX-V: SDZ) (OTCQB: SDEV) Security Devices International Inc. (“SDI” or “The Company”) is pleased to name Don Levantin to the board of directors as an independent member, effective immediately.

Mr. Levantin is a senior executive with a proven track record of positioning companies for growth, profitability and acquisition. He is currently the CEO and a board member of Amphora Inc., the leading global software solution and service provider for energy and commodity trading, risk management and logistics execution. With over 30 years experience, he is an accomplished strategist in conceptualizing, building and operating corporations on a global level in the commodity sector.  Prior to leading Amphora, he was a co-founder of Commoditrack, a real-time mark-to-market and risk management platform for commodities, which was acquired by the Intercontinental Exchange (ICE) and later by Sungard Financial Systems. Prior to building and leading companies in the software sector, Mr. Levantin was a commodity trader with Philipp Brothers Commodity Corporation and Phibro Energy. Don holds a B.S. in Business and Economics from Lehigh University.

The Company has granted stock options to Mr. Levantin to purchase 99,667 common shares in the capital stock of the Company, exercisable for a period of 5 years, at a price of $0.20 CDN per share. The options will vest immediately. The grant of options remains subject to approval by the TSX Venture Exchange.

About Security Devices International

SDI is a technology company specializing in the areas of Military, Law Enforcement, Corrections, and Private Security. The Company develops and manufactures innovative, less lethal equipment and munitions.

Forward Looking Statement

The information in this news release includes certain information and statements about management’s view of future events, expectations, plans and prospects that constitute forward looking statements. Because of certain risks and uncertainties and as a result of a variety of factors, the actual results, expectations, achievements or performance may differ materially from those anticipated and indicated by these forward looking statements. Although SDI believes that the expectations reflected in forward looking statements are reasonable, it can give no assurances that the expectations of any forward-looking statements will prove to be correct. Except as required by law, SDI disclaims any intention and assumes no obligation to update or revise any forward looking statements to reflect actual results, whether as a result of new information, future events, changes in assumptions, changes in factors affecting such forward looking statements or otherwise.

NEITHER THE TSX VENTURE EXCHANGE NOR ITS REGULATION SERVICES PROVIDER (AS THAT TERM IS DEFINED IN THE POLICIES OF THE TSX VENTURE EXCHANGE) ACCEPTS RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS RELEASE.

For additional information contact:
Dean Thrasher, CEO
Tel. 905-582-6402
Or visit: www.securitydii.com

Item 9.01          Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY DEVICES INTERNATIONAL, INC.

August 21, 2017		/s/ Dean Thrasher
	Name:	Dean Thrasher
	Title:	Chief Executive Officer

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